FINANCIAL INSTRUMENTS AND RELATED DISCLOSURES	12 Months Ended
Jun. 30, 2020
FINANCIAL INSTRUMENTS AND RELATED DISCLOSURES [Abstract]
FINANCIAL INSTRUMENTS AND RELATED DISCLOSURES
22.	FINANCIAL INSTRUMENTS AND RELATED DISCLOSURES

Financial risk management

The Group’s activities expose it to a variety of financial risks: market risk (including interest rate risk and currency risk), credit risk and liquidity risk. The Board of Directors has the overall responsibility for the establishment and oversight of the Group’s risk management framework.

The Group’s risk management policies are established to identify and analyze the risks faced by the Group, to set appropriate risk limits and to monitor risks and adherence to limits. Risk management policies are reviewed regularly to reflect changes in the market conditions and the Group’s activities. The Group’s Board of Directors oversees how management monitors compliance with the Group’s risk management policies and procedures, and reviews the adequacy of the risk management framework in relation to the risks faced by the Group.

A summary of the financial instruments held by category is provided below:

	June 30, 2020	June 30, 2019
	(US$’000)
Financial assets - amortized cost
Deposits	3,427	3,303
Trade receivables	53,436	63,025
Other receivables	4,406	3,587
Due from related parties	1,587	1,768
Cash and cash equivalents	21,870	8,873
	84,726	80,556
Financial liabilities - amortized cost
Lease liabilities	74,712	69,234
Borrowings	31,258	49,019
Trade and other payables	25,773	19,870
Due to related parties	5,739	6,169
	137,482	144,292
Financial liabilities – fair value through profit and loss
Warrant liabilities (Note 28)	3,889	751
	3,889	751

Financial liabilities – fair value through other comprehensive income
Cash flow hedge (Note 15)	518	-
	518	-

Movement of Warrant liabilities as of June 30, 2020 and 2019:

	June 30, 2020	June 30, 2019
	(US$’000)
Opening balance	751	965
Fair Value Adjustment	2,305	(364)
Warrants vested during the year	833	150
Closing balance	3,889	751

Fair value hierarchy

The Group uses the following hierarchy for determining and disclosing the fair value of financial instruments by valuation technique:

•	Level 1: quoted (unadjusted) prices in active markets for identical assets and liabilities;
•	Level 2: other techniques for which all inputs which have a significant effect on the recorded fair value are observable, either directly or indirectly; and
•	Level 3: techniques which use inputs that have a significant effect on the recorded fair value that are not based on observable market data.

The fair value of the Group’s financial liability is measured at fair value on a recurring basis. The following table gives information about how the fair value of this financial liability is determined.

		June 30, 2020	June 30, 2019
		(US$’000)
Financial liabilities – fair value through profit and loss	Fair value hierarchy
Warrant liabilities (Note 28)	Level 3	3,889	751

Financial liabilities – fair value through other comprehensive income	Fair value hierarchy
Cash flow hedge (Note 15)	Level 2	518	-
		4,407	751

During the year June 30, 2020, there was no reclassification to profit and loss from other comprehensive income as a result of cash flow hedge. There were no transfers between the different hierarchy levels in the year ended June 30, 2020.

22.1	Market risk

22.1.1	Interest rate risk

The Group’s exposure to market risk for changes in interest rates relates primarily to the cash and bank balances and credit facilities. Borrowings under the PNC Credit Facility bear interest at LIBOR plus 1.75% and/or negative 0.5% of the PNC Commercial Lending Rate for domestic loans and, in the case of Term Loan C, LIBOR plus a margin of 4.0%. Borrowings under the HBC Loan Facility bear interest at the Prime Rate plus 2.50%.

Ibex Global Solutions, Inc., entered into a floating to fixed interest-rate swaps in August 2016, June 2019, and March 2020 to hedge the interest rate risk on Term Loan C and PNC Credit Facility, at a notional value of $16.8 million as of June 30, 2020. Aside from that the Group does not use derivative financial instruments to hedge its risk of interest rate volatility.

Based on the Group’s debt position as of June 30, 2020 and taking into account the impact of the interest-rate swap referred above; a 1% change in interest rates would impact the finance costs by $0.8 million (June 30, 2019: $0.8 million).

22.1.2	Foreign currency exchange risk

The Group serves many of our U.S.-based clients using contact center capacity in various countries such as Philippines, Pakistan, Nicaragua and Jamaica. Although contracts with these clients are typically priced in U.S. dollars a substantial portion of related costs is denominated in the local currency of the country where services are provided, resulting in foreign currency exposure which could have an impact on our results of operations. Our primary foreign currency exposures are in Philippine Peso, Jamaican Dollar, and Pakistan Rupee; to a lesser extent, we have exposures in Euro, Pound Sterling, CFA Franc (XOF), Nicaraguan Cordoba, Canadian Dollar and Emirati Dirham. There can be no assurance that we can take actions to mitigate such exposure in the future, and if taken, that such actions will be successful or that future changes in currency exchange rates will not have a material adverse impact on our future operating results. A significant change in the value of the U.S. Dollar against the currency of one or more countries where we operate may have a material adverse effect on our financial condition and results of operations.

Foreign currency exchange risk arises mainly where receivables and payables exist due to transactions entered into in foreign currencies. As such, the management believe that, the Group is exposed to the following foreign currency exchange risks:

•
Transaction foreign currency risk is the exchange risk associated with the time delay between entering into a contract and settling it. Greater time differences exacerbate transaction foreign currency risk, as there is more time for the two exchange rates to fluctuate.

•
Translation foreign currency risk is the risk that the Group’s non-U.S. Dollar assets and liabilities will change in value as a result of exchange rate changes. Monetary assets and liabilities are valued and translated into U.S. Dollars at the applicable exchange rate prevailing at the applicable date. Any adverse valuation moves due to exchange rate changes at such time are charged directly and could impact our financial position and results of operations. For the purposes of preparing the consolidated financial statements, the Group convert subsidiaries’ financial statements as follows:

Statements of financial position are translated into U.S. Dollars from local currencies at the period-end exchange rate, shareholders’ equity is translated at historical exchange rates prevailing on the transaction date and income and cash flow statements are translated at average exchange rates for the period.

With all other variables held constant, a 5.0% depreciation in the Philippine Peso against the U.S. dollar would have decreased net loss after taxation in the fiscal year ended June 30, 2020 by approximately $1.4 million (June 30, 2019: $1.1 million). Conversely, a 5.0% appreciation in the Philippine Peso against the U.S. dollar would have increased net loss after taxation in the fiscal year ended June 30, 2020 by approximately $1.4 million (June 30, 2019: $1.1 million). A 5.0% depreciation in Euro against the U.S. dollar would have decreased net loss after taxation in the fiscal year ended June 30, 2020 by approximately $0.1 million (June 30, 2019: $0.06 million). Conversely, a 5.0% appreciation in the Euro against the U.S. dollar would have increased net loss after taxation in the fiscal year ended June 30, 2020 by approximately $0.1 million (June 30, 2019: $0.06 million). Similarly, a 5.0% depreciation in the Pakistan Rupee against the U.S. dollar would have decreased our net loss after taxation in the fiscal year ended June 30, 2020 by approximately $0.3 million (June 30, 2019: $0.2 million). Conversely, a 5.0% appreciation in the Pakistan Rupee against the U.S. dollar would have increased our net loss after taxation in the fiscal year ended June 30, 2020 by approximately $0.3 million (June 30, 2019: $0.02 million).

22.2	Credit risk

Credit risk is the risk that one party to a financial instrument will fail to discharge an obligation and causes the other party to incur a financial loss. The Group is exposed to credit risk on its accounts receivable mainly in the communications services, technology, consumer, and industrials sectors. The Group mitigates the risk by diversifying its client base in these sectors.

Financial instruments which potentially expose the Group to concentrations of credit risk consist primarily of cash and cash equivalents, accounts receivable, loans and advances and notes receivable. The Group’s cash and cash equivalents are held with US and foreign commercial banks. The balance at times may exceed insured limits.

Credit rating wise breakup of bank balances:

	June 30, 2020	June 30, 2019
	(US$’000)
AA	-	670
AA-	-	3,081
A-1+	1,553	212
A-1	94	123
A+	4,295	847
A	2,803	265
A-	1	102
A2	-	-
A3	-	-
B-	2,693	-
B+	819	-
BA3	165	-
BB+	62	-
BBB+	7,834	2,201
BBB	1,528	1,361
BBB-	-	-
Non - Rated	23	11
Total	21,870	8,873

The maximum exposure to credit risk is as follows:

	June 30, 2020	June 30, 2019
	(US$’000)
Financial assets - amortized cost
Deposits	3,427	3,303
Trade receivables	53,436	63,025
Other receivables	4,406	3,587
Due from related parties	1,587	1,768
Cash and cash equivalents	21,870	8,873
	84,726	80,556

Majority of the Group’s financial assets are represented by trade receivables, due from related parties and cash and cash equivalents which are not impacted by the Pandemic.

The Group has the following exposure to concentration of credit risk with clients representing greater than 5% of the consolidated revenue or receivable balances:

	2020
	Revenue		Trade debts gross
	Amount (US$ '000)	% of total	Amount (US$ '000)	% of total
Client 1	64,937	16%	7,425	13%
Client 2	73,743	18%	114	0%
Client 3	38,528	10%	9,012	16%
Subtotal	177,208	44%	16,551	30%
Others	227,927	56%	39,311	70%
Revenue from external customers	405,135	100%	55,862	100%

	2019
	Revenue		Trade debts gross
	Amount (US$ '000)	% of total	Amount (US$ '000)	% of total
Client 1	74,835	20%	10,770	16%
Client 2	67,094	18%	13,716	21%
Client 3	44,509	12%	9,042	14%
Subtotal	186,438	51%	33,528	51%
Others	181,942	49%	32,358	49%
Revenue from external customers	368,380	100%	65,886	100%

Revenue from discontinued operations	64,740	-	-	-

	2018
	Revenue		Trade debts gross
	Amount (US$ '000)	% of total	Amount (US$ '000)	% of total
Client 1	78,663	23%	10,432	20%
Client 2	63,233	18%	11,250	22%
Client 3	52,837	15%	6,586	13%
Subtotal	194,733	57%	28,268	54%
Others	147,467	43%	23,770	46%
Revenue from external customers	342,200	100%	52,038	100%

Revenue from discontinued operations	34,871	-	-	-

The Group continuously monitors defaults of customers and other counterparties, identified either individually or by group, and incorporate this information into its credit risk controls.

The consolidated entities recognizes a loss allowance for expected credit losses on financial assets which are either measured at amortized cost. The measurement of the loss allowance depends upon the assessment at the end of each reporting period as to whether the financial instrument's credit risk has increased significantly since initial recognition, based on reasonable and supportable information that is available, without undue cost or effort to obtain. Based on the historic trend and expected performance of the customers, the Group believes that the below expected credit loss allowance sufficiently covers the risk of default. Trade receivable balances are reviewed closely for changes in creditworthiness, including those related to COVID-19, are integrated into assessment of credit risk and expected credit losses. Forward-looking information about the expected economic effects of the Pandemic has been confirmed. Based on the current knowledge of COVID-19 developments, the Company assumes that there will be no material deterioration on the trade receivable balances.

On the above basis the expected credit loss for trade receivables as at June 30, 2020 and June 30, 2019 was determined as follows:

		June 30, 2020
	(US$’000)
	Not overdue	Due: 0 to 30 days	Due: 31 - 60 days	Due: 61 to 90 days	Due: 91 - 180 days	Due: over 180 days	Total
Expected credit loss rate	0%	4%	2%	19%	55%	99%	-
Gross carrying amount	50,630	2,513	918	138	83	1,580	55,862
Lifetime expected credit loss	141	89	14	26	46	1,561	1,877

		June 30, 2019
	(US$’000)
	Not overdue	Due: 0 to 30 days	Due: 31 - 60 days	Due: 61 to 90 days	Due: 91 - 180 days	Due: over 180 days	Total
Expected credit loss rate	-	4%	3%	22%	51%	98%	-
Gross carrying amount	59,994	2,316	1,187	110	387	1,892	65,886
Lifetime expected credit loss	-	96	39	24	196	1,854	2,209

Below are the details of individually credit impaired balances as of June 30, 2020:

	June 30, 2020	June 30, 2019
	(US$’000)
Credit impaired trade receivables - Gross carrying amount	1,801	1,451
Expected credit loss allowance	(1,785)	(1,433)
	16	18

The Group does not hold any collateral against these assets. Financial assets other than trade debts have no material ECL allowances on those balances as of June 30, 2020.

22.3	Liquidity risk

The Group’s policy is to ensure that it will always have sufficient cash to allow it to meet its liabilities when they become due. To achieve this aim, it seeks to maintain cash balances (or agreed facilities) to meet expected requirements for a period of at least 45 days. The Board receives cash flow projections on a quarterly basis as well as information regarding cash balances and investments. The liquidity risk of each group entity is managed at the entity level. Where facilities of group entities need to be increased, approval must be sought by the entity’s CFO. Where the amount of the facility is above a certain level, agreement of the Group CFO and the board is needed.

The Group’s capital and financial resources have not been significantly negatively impacted by COVID-19 as Group’s cash generated from operations for the year ended June 30, 2020 was $63.3 million. In addition, the Group does not have a significant net negative liquidity impact, revenue / margin impact was de-minimis in the last quarter of the year ended June 30, 2020. Further, refer Note 31 for IPO.

The following table presents the contractual maturities (liquidity analysis) as of June 30, 2020 and 2019:

	June 30, 2020
	Less than 1 year	1 - 3 years	4 - 5 years	Total
	(US$’000)
Deposits	340	3,087	-	3,427
Trade receivables	53,436	-	-	53,436
Other receivables	4,406	-	-	4,406
Due from related parties	1,587	-	-	1,587
Cash and cash equivalents	21,870	-	-	21,870
Subtotal	81,639	3,087	-	84,726
Lease liability	18,717	29,762	54,830	103,309
Long - term other borrowings	6,468	3,994	-	10,462
Line of credit	21,475	-	-	21,475
Trade and other payables	26,291	-	-	26,291
Due to related parties	5,739	-	-	5,739
Subtotal	78,690	33,756	54,830	167,276
Net liquidity position	2,949	(30,669)	(54,830)	(82,550)

	June 30, 2019
	Less than 1 year	1 - 3 years	4 - 5 years	Total
	(US$’000)
Deposits	1,373	1,930	-	3,303
Trade receivables	63,025	-	-	63,025
Other receivables	3,587	-	-	3,587
Due from related parties	1,768	-	-	1,768
Cash and cash equivalents	8,873	-	-	8,873
Subtotal	78,626	1,930	-	80,556
Lease liability	15,954	27,136	52,526	95,616
Long - term other borrowings	5,933	6,694	964	13,591
Line of credit	36,026	-	-	36,026
Trade and other payables	19,870	-	-	19,870
Due to related parties	6,169	-	-	6,169
Subtotal	83,952	33,830	53,490	171,272
Net liquidity position	(5,326)	(31,900)	(53,490)	(90,716)